SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                                 FORM 8-K



                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



                      Date of Report: August 28, 1996


                        SUARRO COMMUNICATIONS, INC.
                     (f/k/a/ SOLUTIONS, INCORPORATED)
          (Exact name of registrant as specified in its charter)


                                  NEVADA
              (State or other jurisdiction of incorporation)


          0-23512                            84-1273503
(Commission File No.)                     (IRS Employer
                                        Identification No.)


                            1635 N.E. Loop 410
                                 Suite 900
                         San Antonio, Texas 78209
(Address of principal
 executive offices)



Registrant's telephone number, including area code: (210) 805-0599





                            Page 1 of 7 pages.

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Item 1(a). Change in Control of Registrant.

          Effective August 16, 1996 pursuant to a definitive agreement and the affirmative vote of its shareholders Solutions, Incorporated (the "Company") agreed to acquire all of the issued and outstanding securities of Suarro Communications, Inc.
("Suarro") in exchange for issuance of 5,200,000 "restricted" common shares of the Company to the former shareholders of Suarro.

          Pursuant to the terms of the agreement the Company's officers and directors, Randel C. Sherwood, Suzanne R. Johnson and Kenneth
L. Kisner resigned their respective positions in the Company.
Messrs. Michael McAuliffe and Christian Zenner were appointed to the Company's Board of Directors and President and Secretary of the Company, respectively..

          The percentage of voting securities of the Registrant now beneficially owned directly or indirectly by the entity who acquired control, and the identity of the persons who acquired control are incorporated by reference to the Company's Definitive
Proxy Statement as filed with the Securities and Exchange
Commission on or about August 16, 1996.

Item 2.  Acquisition or Disposition of Assets.

          Effective August 16 1996 the Company acquired all of the issued and outstanding securities of Suarro, consisting of 300,000 shares of common stock. The nature and amount of consideration given in connection with the agreement was the issuance of 5,200,000 shares of "restricted" common stock of the Company to the selling shareholders. The consideration given and received was determined by arms-length negotiations between the principals of the Company and Suarro.

          A complete description of the business of Suarro is included in the Company's Definitive Proxy Statement previously filed with the Commission on August 16, 1996 which is incorporated herein as if set forth.

Item 4. Changes in Registrant's Certifying Accountant.

          On August 16, 1996, Kish, Leake & Associates, P.C., the Registrant's independent accountant for the Registrant's two most recent fiscal years, resigned. The Registrant's financial statements for the last two years prepared by Kish, Leake & Associates, P.C., contained no adverse opinion or disclaimer of opinion, or was qualified as to uncertainty, audit scope, or accounting principles.

          Also on August 16, 1996, the Registrant engaged the accounting firm of R. E. Bassie & Co. as the independent public accountants to audit the Registrant's fiscal year ended May 31, 1996, as well as future financial statements, to replace the firm of Kish, Leake & Associates, P.C., which was the principal independent public accountant as reported in the Registrant's Form 10-SB as filed with the Securities & Exchange Commission. This change in independent accountants was approved by the Board of Directors of the Registrant.

          There were no disagreements within the last two fiscal years and subsequent periods with Kish, Leake & Associates, P.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Kish, Leake & Associates, P.C., would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

          The Registrant has requested that Kish, Leake & Associates, P.C., furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated June 5, 1995, is filed as Exhibit 16 to this Form 8-
K.

Item 5.  Other Events.

          As part of the terms of the transaction with Suarro, the Company (i) undertook a forward split of its issued and outstanding common stock, whereby twenty (20) shares of common stock were issued in exchange for each share of common stock previously issued and outstanding; and (ii) pursuant to the affirmative vote of its shareholders, the Company amended its Articles of Incorporation, wherein it amended its name, changing its name to Suarro Communications, Inc. and further, amended its authorized capital to increase the number of shares of common stock authorized for issuance from 1,000,000 common shares, par value $0.001 per share, to 20,000,000 common shares, par value $0.001 per share. Additionally, 1,000,000 shares of preferred stock, no par value per share, were also authorized.

Item 6.  Resignation of Registrant's Directors.

          Messrs. Sherwood and Kisner and Ms. Johnson resigned as officers and/or directors of the Company, all of whom constituted the complete Board of Directors of the Company. They were replaced by Messrs. McAuliffe and Zenner. Relevant thereto, there was no disagreement between the resigning directors and the Company concerning any matter relating to the Company's operations, policies or practices.

Item 7(a). Financial Statements.

          The audited financial statements of Suarro have been included in the Company's Definitive Proxy Statement previously filed with the Securities and Exchange Commission on or about August 16, 1996 and are hereby incorporated by reference thereto as if set forth herein. Additionally, the Registrant hereby undertakes to file with the Commission an amendment to this Form 8-K wherein the Registrant shall provide the audited financial statements of Suarro Corporation for the period from March 15, 1996, the date of Suarro's latest audited financial statements, through August 16, 1996 to the Commission within sixty (60) days from the date of this Form 8-K.

Item 7(b).  Pro Forma Financial Statements.

          The Company's Pro Forma Combined Financial Statements for the period ended April 30, 1996 were previously filed with the Commission on or about August 16, 1996 and are hereby incorporated by reference thereto as if set forth herein. The Registrant hereby undertakes to file with the Commission an amendment to this Form 8-
K wherein the Registrant shall provide its pro forma combined financial statements for the period ended August 16, 1996 within sixty (60) days after the filing of this Form 8-K.

Item 7(c).  Exhibits.

          Number         Exhibit

          The following exhibit was included in the Company's Definitive Proxy Statement filed with the Commission on or about August 16, 1996 and is hereby incorporated by reference thereto:

           2.0 Share Exchange Agreement between the Company and Suarro Corporation.

          The following exhibit is included herein:

          16. Letter from Kish, Leake & Associates, P.C., acknowledging that it is in agreement with the contents of this report.

                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUARRO COMMUNICATIONS, INC.
                                        f/k/a SOLUTIONS, INCORPORATED



                                        By:/s/ Michael McAuliffe
                                           Michael McAuliffe,
                                           President

Dated:  August 27, 1996

                        SUARRO COMMUNICATIONS, INC.


                          EXHIBIT 16 TO FORM 8-K


                           RESIGNATION LETTER OF

                        CERTIFIED PUBLIC ACCOUNTANT

                      KISH, LEAKE & ASSOCIATES, P.C.

                       Certified Public Accountants


J.D. Kish, C.P.A., M.B.A.               7901 E. Belleview Ave., Suite 220
James D. Leake, C.P.A., M.T.                    Englewood, Colorado 80111
____________________________                     Telephone (303) 779-5006
Arleen R. Brogan, C.P.A.                         Facsimile (303) 779-5724





August 16, 1996



Board of Directors
Suarro Communications, Inc. (F/k/a Solutions, Incorporated)
6 Venture - Suite 207
Irvine, CA  92718

We would like to inform you that as of August 16, 1996, we resign as the auditors of Suarro Communications, Inc. (F/k/a Solutions, Incorporated) and that there are no disagreements regarding the application of accounting principles or financial statement presentation matters with you in connection with our examination of the April 30, 1996 financial statements.

Sincerely,


Kish, Leake & Associates, P.C.

Kish, Leake & Associates, P.C.